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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                               -----------------

                                   FORM  8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               -----------------


      Date of Report (Date of Earliest Event Reported): February 8, 1994

                        SANTA FE ENERGY RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)



     Delaware                      1-7687                   36-2722169
 (State or other                (Commission               (I.R.S. Employer
  jurisdiction                  File Number)             Identification No.)
of Incorporation)



               1616 South Voss, Suite 1000, Houston, Texas  77057
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (713) 783-2401



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Item 5.  Other Events.

       On February 8, 1994, Santa Fe Energy Resources, Inc. (the "Company") reported results for the year ended December 31, 1993. The information set forth in the Company's press release dated February 8, 1994, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

                 Exhibit No.                   Description
                 -----------                   -----------
                   99.1                        Press release dated
                                               February 8, 1994

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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SANTA FE ENERGY RESOURCES, INC.



                                        By:      /s/ Mark A. Older
                                           -------------------------------
                                                     Mark A. Older
                                                       Secretary


February 16, 1994
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EXHIBIT INDEX


                        SANTA FE ENERGY RESOURCES, INC.

               CURRENT REPORT ON FORM 8-K DATED FEBRUARY 8, 1994



                                                                   Sequential
Exhibit No.                        Description                      Page No.
- -----------                        -----------                      --------
  99.1                 Press release dated February 8, 1994           6

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